1 1 Mining the Past…Powering the Future March 4, 2008 Simmons & Company International 8th Annual Energy Conference Las Vegas, NV Exhibit 99.1

Statements in this presentation which are not statements of historical fact are
“forward-looking statements” within the “safe harbor” provision of the Private
Securities Litigation Reform Act of 1995. These forward-looking statements are based on the information available to, and the expectations and assumptions deemed reasonable by, Foundation Coal Holdings, Inc. at the time this presentation was made. Although Foundation Coal Holdings, Inc. believes that the assumptions underlying such statements are reasonable, it can give no assurance that they will be attained. Factors that could cause actual results to differ materially from expectations include the risks detailed under the section
“Risk Factors” in the company’s Form 10-K filed with the Securities and
Exchange Commission.
Also, this presentation contains certain financial measures, such as EBITDA.
As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to figures reported in Foundation Coal’s consolidated financial statements are provided in the company’s annual and quarterly earnings releases.
FORWARD-LOOKING STATEMENTS AND
RECONCILIATION OF NON-GAAP MEASURES

PRESENTATION OVERVIEW
Industry Overview
Global Demand Growth
U.S. Market Projections
Foundation Coal Investment Highlights
Strong Safety Record
Attractive Asset Base & Diversified Operation
Positive Outlook for Organic Growth
Significant Leverage to Rising Price Environment
Track Record of Financial Performance
Summary

4 INDUSTRY OVERVIEW

WORLD ENERGY CONSUMPTION EXPECTED TO
INCREASE DRAMATICALLY
Source: Energy Information Administration, International Energy Outlook 2006, Reference Case & International Energy Agency’s “World Energy Outlook 2007”
Economic growth expected to drive primary energy consumption up 60% by 2030
Coal demand is expected to increase 73% from 2005 to 2030
Demand is expected to grow 119% in China, and 198% in India, from 2005 to 2030
Together, China and India accounted for 45% of 2005 demand, rising to 60% by
2030 (contributing 75% of all growth)
World Primary Energy Consumption
0
100
200
300
400
500
600
700
800
2004 2010 2015 2020 2025 2030
Petroleum Natural Gas Coal Nuclear Other

CATALYSTS DRIVING THE MARKET
Current Market Fundamentals
•Favorable US currency
•Relatively high natural gas prices
•Favorable ocean freight rates
•Close to normal domestic stockpiles
•Lead time to increase U.S. production
Recent International Events Create a “Perfect Storm”
•China –
Projected net importer beginning in 2008
•China – Suspends coal exports through February/March
•India – Utility stockpiles low
•Venezuela – State-ordered contract re-pricing
•Australia – Monsoon creates force majeure conditions
•South Africa – Production issues, low utility inventories & power outages

Global Coal Flows Beyond 2007
Decreasing Trend
Increasing Trend
USA
Europe
Asia
China
South America
South Africa
Australia
Source:
Calyon Securities (USA) Inc.

IMPACT OF INCREASING GLOBAL DEMAND
Asian demand is key
Asia naturally draws from Australia, but export growth is overwhelming infrastructure
Asia now drawing thermal coal from South Africa, historically a supplier for Europe
Europe is relying increasingly on coal from the Americas
U.S. exports in 2007 were 59.1mm
tons,
a 19% increase YOY
U.S. exports should rise, tightening supply: 75-80mm tons projected in 2008
Source: Simmons & Company International Research and Various News Reports

U.S. ELECTRICITY GENERATION
Electricity Generation by Fuel Type
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2005 2010 2015 2020 2025 2030
Coal Nuclear Natural Gas Petroleum Renewables
Source: Energy Information Administration, Annual Energy Outlook 2007, Reference Case
+62%
Coal
now provides 50% of electricity generation in the U.S., anticipated to increase to approximately 60% in 2030
Natural Gas
share varies depending on price from 16-22% through 2030

800
900
1,000
1,100
1,200
1,300
1,400
1,500
1,600
1,700
2007 2008 2009 2010 2011 2012 2013 2014 2015 2030
Electric Power Coal-to-Liquids Coking/Industrial/Other
U.S. COAL DEMAND
U.S. Domestic Coal Demand expected to increase approximately 3% in 2008; longer-term 1%
to 2% annual growth expected
2008 demand is expected to exceed supply
Expected growth in U.S. exports of steam and met coal should further tighten the U.S. market
Source: Energy Information Administration, Stifel Nicolaus projections
Projected Coal Demand By Sector Through 2030

General Status	Number of Plants: October 2007 Report	Number of Plants: Current Report	Number of Plants: Change	Capacity (MW): October 2007 Report	Capacity (MW): Current Report	Capacity (MW): Change
Progressing Projects						
Under Construction	24	28	+4	12,506	14,885	+2,379
Near Construction	8	6	-2	4,565	1,859	-2,706
Permitted	13	13	0	6,169	6,422	+253
SUB TOTAL	45	47	+2	23,240	23,166	-74 (-0.3%)
Uncertain Potential and Timing						
Announced (early stages of development)	76	67	-9	48,440	42,394	-6,046 (-12.5%)
TOTAL	121	114	-7	71,680	65,560	-6,120 (-8.5%)

Status Listing	Description
Under Construction	Project is under construction.
Near Construction	Project has been approved; majority or all permits are obtained. Sponsor is contracting vendors and Engineering, Procurement and Construction (EPC) contractors. Site preparation has begun.
Permitted	In the permitting phase. Two or more permits approved or fuel or power contracts have been negotiated.
Announced	Early stages of development to filing for permits. May include a feasibility study.

10 Source: United States Department of Energy, National Energy Technology Laboratory, “Tracking New Coal-Fired Power Plants”, December 2007 U.S. COAL-FIRED GENERATION GROWTH

PRICES INCREASING IN ALL US REGIONS
Northern Appalachia (NAPP)
More scrubbers
Increasing exports (crossover Pittsburgh #8)
Lead times for production expansion
Coal inventories at utilities served by NAPP
coal currently well below the 5-year average
Central Appalachia (CAPP)
Regulation threatens to impede future production
Strong worldwide demand for met coal
Powder River Basin (PRB)
Most new coal-fired generation under construction is
in the Midwest and West
Western coal reaching wider market in part due to the
pull of Eastern coal exports
PRB prices tend to follow and lag Eastern coal
prices—beginning to show strength
19
34
34
10
16
0
6
12
18
24
30
36
2008 2009 2010 2011 2012
Newly Scrubbed Capacity (GWs)

COAL – CENTRAL TO ENERGY INDEPENDENCE IN
THE UNITED STATES
Low-cost source of baseload electricity generation
Over 200 years of known reserves
United States can rely on domestic supply
Limited supply & high/volatile cost of other energy sources
Technological advancements expected to address CO
2
concerns
Coal’s role in U.S. electricity generation expected to grow
Coal-to-Liquids commercialization expected to expand
U.S. Economy
Imported Energy
Domestic Coal
U.S. Economy

13 FOUNDATION COAL OVERVIEW

Incident Rate
Air Transportation
Nursing Homes
Hospitals
Transportation & Warehousing
Manufacturing
Construction
Agriculture, Forestry & Fishing
Retail Trade
Coal Mining
FCL 2007
Financial Activities

14 A COMMITMENT TO SAFETY Incident Rates of Non-Fatal Occupational Injuries by Industrial Category Source: Bureau of Labor Statistics, 2006; Foundation Coal 2007 0 2 4 6 8 10 12

Headquarters
Baltimore, MD
Notes: Shipments, sales, average realization for the twelve months ended 12/31/07, reserve figures as of 2/25/08.
(1) Shipments, sales, and average realization include tons that were purchased and resold.
(2) Includes Illinois Basin
Powder River Basin (PRB)
Production Capacity (tons MM) 55.0
LTM Shipments (tons MM) 51.6
LTM Sales ($ MM) $468.9
LTM Avg. Realization ($/Ton) $9.08
Reserves (tons MM) 844
Btu Low
Sulfur Content Compliance
Central Appalachia (CAPP)
Production Capacity (tons MM) 7.0
LTM Shipments (tons MM) 8.5
LTM Sales ($ MM) $446.2
LTM Avg. Realization ($/Ton) $52.60
Reserves (tons MM) 191
Btu High
Sulfur Content Compliance & Low
Northern Appalachia (NAPP)
Production Capacity (tons MM) 14.0
LTM Shipments (tons MM) 13.0
LTM Sales ($ MM) $521.6
LTM Avg. Realization ($/Ton) $40.14
Reserves (tons MM) 742
Btu High
Sulfur Content Medium
Production Capacity (tons MM) 76.0
LTM Shipments
1,2
(tons MM) 73.6
LTM Sales
1,2
($ MM) $1,453
LTM Avg. Realization
1,2
($/Ton) $19.74
Reserves² (tons MM) 1,840
Illinois Basin
Reserves ~ 65 MM tons
DIVERSIFIED OPERATIONS

2008E Production Capacity by Mine Type
Total = 76MM Tons
CM
Longwall
Truck &
Shovel
DIVERSIFIED MINING & TRANSPORTATION
MINING METHODS TAILORED TO EACH REGION
Truck & shovel surface operations 74% of production capacity – PRB & CAPP
Longwall mines in NAPP 18% of production capacity
CM operations in CAPP account for the remainder
FCL is a technology leader in all three areas
DIVERSIFIED TRANSPORATION PROVIDES DELIVERY FLEXIBILITY
Railroads (all major carriers: NS, CSX, BNSF, & UP) 86% of shipments
Barge and Truck 14% of shipments, with access to major waterways via loadouts on the Monongahela and Big Sandy Rivers
56.5
5.5
14.0

17 17
2008 Sale (Successful) 255 Million Tons Eagle Butte LBA
65 10 Phase III (2011)
New Capacity (MM tons/yr) Expansion (MM tons/yr) Wyoming Operations
Belle Ayr     LBA
Phase I & II
(completed 2006 & 2007)
2009 Sale 200 Million Tons
55 10
Powder River Basin
Powder River Basin
Harts Creek
Mine Production (MM tons/yr) Current Reserve (MM tons)
2 (New) ~ 64
Central Appalachia
Central Appalachia
7 – 14 (potential 21) ~ 420 Foundation
Freeport
Mine Production (MM tons/yr) Current Reserve (MM tons)
2 - 3 (New) ~ 68
Northern Appalachia
Northern Appalachia
FUTURE PRODUCTION POTENTIAL

PROVEN MARKET STRATEGY
*   Midpoint of 2/14/08 coal shipment guidance
Significant open positions in 2009 and 2010, particularly in the East, enable FCL to benefit from today’s strong pricing environment
52.5MM* 55MM* 55MM*
West (Powder River Basin)
Avg. realization** $9.95 $10.18
$10.55
95%
5%
78%
22%
45%
55%
0%
20%
40%
60%
80%
100%
2008 2009 2010
Priced Tons Unpriced Tons
Avg. realization** $46.99
22MM* 21MM* 21MM*
East (Central & Northern App.)
$44.62 $47.24
** Average realization per ton for priced tons
91%
9%
42%
58%
10%
90%
0%
20%
40%
60%
80%
100%
2008 2009 2010
Priced Tons Unpriced Tons

RECENT PRICES v. 2009 AVG. REALIZATIONS
West East
Contracted 2009 avg. realization per ton
Recent spot price per ton
$10
$12
Average Realizations Per Ton v. Recent Spot Prices
$45
$75
$85
$140
Note: recent prices as reported in Platts Coal Trader

$994.7
$1,316.9
$1,470.3
$1,489.7
$1,595 - $1,650

$152.6
$309.6
$311.7
$307.5
$335 - $385

63.5
68.8
73.9
73.6
73.3 - 75.8

Total Debt
$685
$635
$627
$600
Debt to Adjusted EBITDA

0
100
200
300
400
2004 2005 2006 2007 2008
Notes: In millions, except percentage increases and debt to adjusted EBITDA ratios
2004 data on a non-GAAP combined basis
2005-07 data reflect results for successor company
2008 data per 2/14/08 guidance
Percentage increases based on mid-point of 2/14/08 guidance
Revenues Adjusted EBITDA
0
10
20
30
40
50
60
70
80
2004 2005 2006 2007 2008
Coal Shipments (tons)
4.5
2.1
2.0 2.0
540
560
580
600
620
640
660
680
700
Q4 04 Q4 05 Q4 06 Q4 07
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
Debt Repayment
+ 63%
+ 136%
+ 17%
KEY PERFORMANCE HIGHLIGHTS
0
250
500
750
1,000
1,250
1,500
1,750
2004 2005 2006 2007 2008

Notes: (1) Represents cash flow from operating activities less purchases of property, plant & equipment, including amounts paid under coal leases (bonus bids, minimum royalties) and excludes amounts paid for acquisitions
(2) Shares used in the diluted earnings per share calculation, as of December 31, 2007
* Latest available is for the nine months ended September 30, 2007.
Sources: Earnings news releases and cash flow statements in Form 10-Qs
Free Cash Flow Per Share Comparison
(1,2)
– FCL vs. Peer Companies
Calendar 2007
STRONG POSITIVE FREE CASH FLOW
Strong free cash flow has enabled FCL to return value to shareholders, repurchasing
1.3mm shares since 2006 at an average price of approximately $34
-$1.50
-$1.00
-$0.50
$0.00
$0.50
$1.00
$1.50
A FCL B* C D* E

INDUSTRY-LEADING MARGINS
Calendar Year 2007
20.9%
20.6%
19.5%
17.6%
14.4%
12.5%
0
5
10
15
20
25
30
A FCL C B D* E
Adjusted EBITDA to Revenue Margin—FCL vs. Peers
Note: * Excludes margin from non-coal related core assets
Source: Public company filings and press releases; EBITDA adjusted for unusual and one-time items
Three-Year Average (2005-07)
21.7%
20.5%
17.8%
17.5%
15.0%
13.2%
0
5
10
15
20
25
30
FCL A B C D* E

SUMMARY OF INVESTMENT HIGHLIGHTS
Recent Performance
Met 2007 guidance for adjusted EBITDA and achieved diluted EPS excluding special items near the high end of previous guidance
Consistently generating leading EBITDA margins and positive free cash flow
Strong track record of growing adjusted EBITDA
Successful market strategy evident in our average realizations per ton
Current Strategy
Selectively expanding production in 2008 in the high margin NAPP region
Leveraging our significant open positions
Managing our costs to maintain our position as a low-cost provider
Future Growth
Path for approximately 20% organic production growth near-term
Stated policy to selectively pursue growth through acquisition

PEER GROUP RELATIVE VALUATION
7x
8x
9x
10x
11x
12x
13x
14x
15x
16x
Recent Valuation Comparison 2/25/08
Note: First Call consensus 2008 EBITDA estimates as of 2/25/08
FCL
< 50 MM TPY, regional
> 50 MM TPY, diversified
> 50 MM TPY, regional
Among the largest producers – fourth by volume
Nationally diversified producer
The only producer with a major presence in both NAPP & PRB
Significant organic growth: 20% production capacity increase possible near-term
Industry-leading EBITDA margins; strong & consistently positive FCF
Relative under-valuation

25 25 Mining the Past…Powering the Future